Environmental Matters	12 Months Ended
Dec. 31, 2019
Environmental Remediation Obligations [Abstract]
Environmental Matters	ENVIRONMENTAL MATTERS
We are subject to federal, state and local laws and regulations related to environmental matters. These laws and regulations may require expenditures over a long time frame to control environmental effects. Almost all of the environmental liabilities we have recorded are for costs expected to be incurred to remediate sites where we or a predecessor affiliate operated manufactured gas plants (MGPs). Estimates of liabilities for environmental response costs are difficult to determine with precision because of the various factors that can affect their ultimate level. These factors include, but are not limited to, the following:
•the complexity of the site;
•changes in environmental laws and regulations at the federal, state and local levels;
•the number of regulatory agencies or other parties involved;
•new technology that renders previous technology obsolete or experience with existing technology that proves ineffective;
•the level of remediation required; and
•variations between the estimated and actual period of time that must be dedicated to respond to an environmentally-contaminated site.
Washington Gas has identified up to ten sites where it or its predecessors may have operated MGPs. Washington Gas last used any such plant in 1984. In connection with these operations, we are aware that coal tar and certain other by-products of the gas manufacturing process are present at or near some former sites and may be present at others.
At December 31, 2019 and 2018, Washington Gas reported a liability of $10.7 million and $11.3 million, respectively, on an undiscounted basis related to future environmental response costs. These estimates principally include the minimum liabilities associated with a range of environmental response costs expected to be incurred. At December 31, 2019 and 2018, Washington Gas estimated the maximum liability associated with all of its sites to be approximately $30.7 million and $29.4 million, respectively. The estimates were determined by Washington Gas’ environmental experts, based on experience in remediating MGP sites and advice from legal counsel and environmental consultants. The variation between the recorded and estimated maximum liability primarily results from differences in the number of years that will be required to perform environmental response processes and the extent of remediation that may be required.
Washington Gas is currently remediating its East Station property, located adjacent to the Anacostia River in Washington D.C., including ground water pump and treat, tar recovery, soil encapsulation and other treatment. Under a 2012 consent decree with the District of Columbia and the federal government, Washington Gas is also conducting a remedial investigation and feasibility study on an adjacent property owned by the District of Columbia. Additional remediation may be required at this property.
In addition, at another adjoining property known as the “Boat Club Property,” located to the east of the property owned by the District of Columbia, Washington Gas agreed to perform a site investigation and report the findings pursuant to oversight by the District of Columbia Department of Energy and Environment (DOEE). This property was subject to a July 12, 2019, Administrative Order from the DOEE. This Administrative Order has been withdrawn and a consent order is being negotiated.
Washington Gas received a letter in February 2016 from the DOEE and National Park Service regarding the Anacostia River Sediment Project, indicating that the District of Columbia is conducting a separate remedial investigation and feasibility study of the river to determine if and what cleanup measures may be required and to prepare a natural resource damage assessment. On December 27, 2019, DOEE issued an Anacostia River Sediment Project Proposed Plan, a River-wide Feasibility Study, and supporting documents for public comment. Although the Proposed Plan identifies East Station as one of fifteen potential environmental cleanup sites, DOEE is proposing to continue the remediation of East Station under Washington Gas’ existing Consent Decree rather than as part of the Anacostia River Sediment Project. DOEE is proposing to issue an Interim Record of Decision for remediation of “Early Action Areas” (that do not include East Station) in the Anacostia River by September 30, 2020. We are not able to estimate the total amount of potential costs or timing associated with the District of Columbia’s environmental investigation on the Anacostia River at this time. While an allocation method has not been established, Washington Gas has accrued an amount for estimated study costs based on a potential range of estimates.
Regulatory orders issued by the PSC of MD allow Washington Gas to recover the costs associated with the sites applicable to Maryland over the period ending in 2025. Regulatory orders issued by the PSC of DC allow Washington Gas a three-year recovery of prudently incurred environmental response costs and allow Washington Gas to defer additional costs incurred between rate cases. Regulatory orders from the SCC of VA have generally allowed the recovery of prudent environmental remediation costs to the extent they were included in the underlying financial data supporting an application for rate change.
At December 31, 2019 and 2018, Washington Gas reported a regulatory asset of $7.0 million and $5.8 million, respectively, for the portion of environmental response costs that are expected to be recoverable in future rates.